UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 26, 2021

ACASTI PHARMA INC.
(Exact Name of Registrant as Specified in Charter)

Québec, Canada	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3009, boul. de la Concorde East

Suite 102

Laval, Québec

CA H7E 2B5

(Address of Principal Executive Offices) (Zip Code)

450-686-4555

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ACST	NASDAQ Stock Market

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 27, 2021, Acasti Pharma Inc. (“Acasti”) completed its previously announced business combination with Grace Therapeutics Inc. (“Grace”) in accordance with the terms of the Agreement and Plan of Merger, dated as of May 7, 2021 (the “Merger Agreement”), by and among Acasti, Acasti Pharma U.S., Inc. (“Merger Sub”), and Grace, pursuant to which Merger Sub merged with and into Grace, with Grace surviving as a wholly-owned subsidiary of Acasti (the “Merger”). Following the completion of the Merger, the business conducted by Acasti will be focused on developing innovative drug delivery technologies for the treatment of rare and orphan diseases.

Under the terms of the Merger Agreement, Acasti issued common shares to Grace’s stockholders at an equity exchange rate of 5.684 Acasti common shares for each share of Grace’s common stock outstanding immediately prior to the Merger. The equity exchange rate was determined through arms’-length negotiations between Acasti and Grace under the terms of the Merger Agreement.

Immediately after the Merger and before giving effect to the Reverse Stock Split (as described herein), there were 354,305,416 Acasti common shares outstanding, of which Acasti’s existing shareholders owned approximately 59% and the former securityholders of Grace owned approximately 41%.

The Acasti common shares issued to the former stockholders of Grace were registered with the Securities and Exchange Commission (the “SEC”) on a Registration Statement on Form S-4 (Reg. No. 333-257589), as amended.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Acasti’s Current Report on Form 8-K filed with the SEC on May 7, 2021 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

At Acasti’s Annual and Special Meeting of Shareholders held on August 26, 2021 (the “Annual and Special Meeting”), Acasti shareholders approved on an advisory (non-binding) basis a reverse stock split of Acasti’s common shares (the “Reverse Stock Split) within a range of 1-6 to 1-8, with the specific ratio to be approved by Acasti’s board of directors. Acasti’s board of directors has set the Reverse Stock Split ratio at 1-8.

On August 27, 2021, in connection with the Reverse Stock Split, Acasti received confirmation of filing of Articles of Amendment with the Registraire des entreprises du Québec (the “Amended Certificate”) pursuant to the Business Corporations Act (Québec). The Reverse Stock Split will become effective before the commencement of trading on August 31, 2021.

Following the completion of Merger and after giving effect to the Reverse Stock Split, there will be approximately 44,288,177 Acasti common shares outstanding, (subject to rounding upwards of fractional shares). No fractional shares will be issued in connection with the Reverse Stock Split. In accordance with the Amended Certificate, any fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole number.

Immediately after the Reverse Stock Split, each Acasti shareholder’s percentage ownership interest in Acasti and proportional voting power will remain unchanged, other than as a result of the rounding to eliminate fractional shares. The rights and privileges of the holders of shares of Acasti common shares will be unaffected by the Reverse Stock Split.

The foregoing description of the Amended Certificate does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Certificate, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual and Special Meeting, Acasti shareholders approved amendments to the Acasti stock option plan to provide for a 10% rolling plan by setting the total number of Acasti common shares reserved for issuance pursuant to options granted under the stock option plan to 10% of the issued and outstanding Acasti common shares from time to time, which 10% number shall include Acasti common shares issuable pursuant to awards issued under Acasti’s equity incentive plan. Acasti shareholders also approved amendments to the Acasti equity incentive plan to set the total number of Acasti common shares reserved for issuance pursuant to awards granted under the equity incentive plan at the lesser of (i) 10% of the issued and outstanding Acasti common shares as of June 24, 2021, representing 20,837,554 Acasti common shares (prior to giving effect to the Reverse Stock Split), and (ii) 10% of the issued and outstanding Acasti common shares from time to time, which 10% number will include Acasti common shares issuable pursuant to options issued under Acasti’s stock option plan.

For a description of the amendment to Acasti’s stock option plan, please refer to “Proposal No. 6: Stock Option Plan Proposal” in Acasti’s Proxy Statement/Prospectus filed with the SEC on July 15, 2021 (the “Proxy Statement”), which information is incorporated herein by reference. The description herein of Acasti’s stock option plan is subject to and qualified in its entirety by reference to full text of Acasti’s stock option plan, which is included as Exhibit 10.1 hereto and incorporated herein by reference. For a description of Acasti’s equity incentive plan, please refer to “Proposal No. 7: Equity Incentive Plan Proposal” in the Proxy Statement, which information is incorporated herein by reference. The description herein of Acasti’s equity incentive plan is subject to and qualified in its entirety by reference to full text of Acasti’s equity incentive plan, which is included as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Proxies for the Annual and Special Meeting held on August 26, 2021 were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and there was no solicitation in opposition to the board of director’s solicitation. Holders of a total of 79,679,548 of Acasti’s common shares were present or represented by proxy at the Annual and Special Meeting, representing 36.32% of Acasti’s 208,375,549 common shares that were outstanding and entitled to vote at the Annual and Special Meeting as of the record date of July 14, 2021. Set forth below are the matters acted upon by the Acasti’s shareholders at the Annual and Special Meeting, and the final voting results on each matter. Each of the proposals is described in further detail in the Proxy Statement.

 Proposal 1

1.	To approve the issuance of Acasti common shares necessary to complete the transactions contemplated by the Merger Agreement.

Votes Cast For	% Votes Cast For	Votes Cast Against	% Votes Cast Against
21,915,935	90.82%	2,024,031	8.39%

Proposal 2

2.	To elect Roderick N. Carter, Jan D’Alvise, Jean Marie (John) Canan and Donald Olds as directors to serve for a term that expires at the 2022 annual meeting of Acasti shareholders, or until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld
Roderick N. Carter	21,898,808	90.75%	2,232,592	9.25%
Jean-Marie (John) Canan	21,787,291	90.29%	2,344,109	9.71%
Jan D'Alvise	22,258,065	92.24%	1,873,335	7.76%
Donald Olds	21,802,345	90.35%	2,329,055	9.65%

Proposal 3

3.	To elect each of William A. Haseltine and Vimal Kavuru, conditional upon and to be effective only at the closing of the merger, as a director to serve for a term that expires at the 2022 annual meeting of Acasti shareholders, or until his successor is elected and qualified or until his earlier resignation or removal, as provided in the Merger Agreement.

Nominee	Votes For	% Votes For	Votes Withheld	% Votes Withheld
William A. Haseltine	22,397,309	92.81%	1,734,090	7.19%
Vimal Kavuru	22,302,490	92.42%	1,828,909	7.58%

Proposal 4

4.	To appoint KPMG LLP to hold office as Acasti’s auditors until the close of the next annual meeting of shareholders and to authorize the board of directors of Acasti to fix their remuneration.

Votes Cast For	% Votes Cast For	Votes Cast Against	% Votes Cast Against
73,715,107	97.49%	1,024,711	1.36%

Proposal 5

5.	To adopt an advisory (non-binding) resolution approving the compensation of Acasti’s named executive officers, as disclosed in the Proxy Statement.

Votes Cast For	% Votes Cast For	Votes Cast Against	% Votes Cast Against
19,499,771	80.81%	3,938,689	16.32%

Proposal 6

6.	To approve amendments to the Acasti stock option plan to provide for a 10% rolling plan by setting the total number of Acasti common shares reserved for issuance pursuant to options granted under the stock option plan to 10% of the issued and outstanding Acasti common shares from time to time, which 10% number shall include Acasti common shares issuable pursuant to awards issued under the equity incentive plan, as described in the Proxy Statement.

Votes Cast For	% Votes Cast For	Votes Cast Against	% Votes Cast Against
18,398,569	76.87%	4,588,149	19.17%

Proposal 7

7.	To approve amendments to the Acasti equity incentive plan to set the total number of Acasti common shares reserved for issuance pursuant to awards granted under the equity incentive plan at the lesser of (i) 10% of the issued and outstanding Acasti common shares as of June 24, 2021, representing 20,837,554 Acasti common shares (before giving effect to the Reverse Split), and (ii) 10% of the issued and outstanding Acasti common shares from time to time, which 10% number shall include Acasti common shares issuable pursuant to options issued under the stock option plan, as described in the Proxy Statement.

Votes Cast For	% Votes Cast For	Votes Cast Against	% Votes Cast Against
18,407,325	76.91%	4,624,496	19.32%

Proposal 8

8.	If necessary to regain compliance with NASDAQ’s minimum bid price rules, to adopt an advisory (non-binding) resolution to amend to the articles of incorporation of Acasti, as amended, to effect a reverse stock split of Acasti common shares, within a range of 1-6 to 1-8 with such specific ratio to be approved by the Acasti board.

Votes Cast For	% Votes Cast For	Votes Cast Against	% Votes Cast Against
13,248,244	54.90%	10,064,376	41.71%

A report outlining the voting results described above is filed as Exhibit 99.1 hereto.

Item 7.01. Regulation FD Disclosure.

On August 27, 2021, Acasti issued a press release announcing the closing of the Merger and the voting results of the Annual and Special Meeting, a copy of which is attached as Exhibit 99.2 hereto.

The information set forth in this Item 7.01 and in the press release attached hereto as Exhibit 99.2, are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.2, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that Acasti specifically incorporates it by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of May 7, 2021 among Acasti Pharma Inc., Acasti Pharma U.S., Inc. and Grace Therapeutics Inc. (incorporated by reference from Exhibit 2.1 of Acasti’s Current Report on Form 8-K filed with the SEC on May 7, 2021)
3.1	Articles of Amendment of Acasti Pharma Inc. (English translation)
10.1	Acasti Stock Option Plan (incorporated by reference from Schedule A to Acasti’s proxy statement filed with the SEC on July 15, 2021)
10.2	Acasti Equity Incentive Plan (incorporated by reference from Schedule B to Acasti’s proxy statement filed with the SEC on July 15, 2021)
99.1	Voting results report
99.2	Press Release dated August 27, 2021 announcing voting results of Annual and Special Meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACASTI PHARMA INC.

Date: August 27, 2021	By:	/s/ Jan D’Alvise
Jan D’Alvise
Chief Executive Officer